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                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

                        Supplement Dated April 30, 2007
                                      to
              Prospectuses Dated May 1, 2000 and November 9, 2006
                                    (SPVL)

This Supplement revises information contained in the prospectuses dated May 1, 2000 (as supplemented) and November 9, 2006 for the modified Single Premium Variable Life Insurance Policy (the "Policy") issued by MetLife Investors Variable Life Account One and MetLife Investors Variable Life Account Five, respectively, of MetLife Investors Insurance Company. This Supplement should be read and kept together with your Policy prospectus for future reference. If you do not have a copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

The Policy offers you the Investment Portfolios listed below.

              Franklin Templeton        MFS(R) Research
                Variable Insurance      International Portfolio
              Products Trust (Class 1): PIMCO Total Return
                Templeton Foreign       Portfolio
                   Securities Fund      Van Kampen Mid-Cap
                                        Growth Portfolio

              Met Investors Series
                Trust (Class A):
                Lazard Mid-Cap          Metropolitan Series
                   Portfolio            Fund, Inc. (Class A):
                Lord Abbett Bond        BlackRock Money Market
                   Debenture Portfolio  Portfolio
                Lord Abbett Growth and  Capital Guardian U.S.
                   Income Portfolio     Equity Portfolio
                Lord Abbett Mid-Cap     T. Rowe Price Large Cap
                   Value Portfolio      Growth Portfolio

The following revises the "Investment Options" section of the prospectus:

Certain Payments We Receive with Regard to the Investment Portfolios. An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Investment Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Policy Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the Investment Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the advisers.

We select the Investment Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard,

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the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Investment Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Investment Portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Premiums and/or transfers of Cash Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from Policy Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms.

We do not provide any investment advice and do not recommend or endorse any particular Investment Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Investment Portfolios you have chosen.

The following revises the "Transfers" section in the prospectus:

Market Timing

Frequent requests from Policy owners to transfer cash value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the investment portfolio and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring an investment portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., Templeton Foreign Securities Fund, the Lord Abbett Bond Debenture Portfolio and MFS Research International Portfolio) and we monitor transfer activity in those investment portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield investment portfolio, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those investment portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in

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the Policies, we require all future transfer requests to or from any Monitored
Portfolios or other identified investment portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under the dollar cost averaging or rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the investment portfolio.

In addition, Policy owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance Policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus Policy owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from Policy owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the investment portfolio prospectuses for more details.

SUPP - 506 SPVL